================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

       Date of report (Date of earliest event reported): January 14, 2003

                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)

               Canada                             001-15503                              N/A
  (State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification No.)
           Incorporation)

495 March Road, Suite 300, Ottawa, Ontario,
                 Canada                                      K2K-3G1
  (Address of Principal Executive Offices)                 (Zip Code)

                                 (613) 270-0619
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.    Other Events

         On January 14, 2003, Workstream Inc. (the "Company") issued a press release announcing its Second Quarter Results. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits


         99.1     Press Release issued on January 14, 2003 by the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WORKSTREAM INC.



Dated January 14, 2003                        By: /s/ Michael Mullarkey
                                                  -----------------------------
                                                  Name: Michael Mullarkey
                                                  Title: Chief Executive Office

                                  Exhibit Index

Exhibit No.             Description
-----------             -----------

99.1                    Press Release issued on January 14, 2003 by the Company.